SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 8, 2010 (December 29, 2009)

PHOTOVOLTAIC SOLAR CELLS, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-52735	20-8753132
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

c/o Sichenzia Ross Friedman Ference, LLP
61 Broadway, 32 Floor
 (Address of Principal Executive Offices)

212-930-9700
 (Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K
PHOTOVOLTAIC SOLAR CELLS, INC.

Explanatory Note

This Form 8-K/A is being filed to provide certain required disclosures for Item 4.01 (which were previously omitted in the Current Report on Form 8-K filed on January 5, 2010) in connection with the dismissal by Photovoltaic Solar Cells, Inc., a Nevada corporation (the “Company”), related to the dismissal by the Company of Mallah Furman, (f/k/a Berkovits & Company, LLP) ("Mallah") as the Company's independent registered public accounting firm.

Item 4.01    Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The Company has engaged RBSM, LLP (“RBSM”) as its principal independent registered public accounting firm effective December 29, 2009.  Concurrent with this appointment, the Company dismissed Mallah, as the Company’s registered independent public accountant effective December 30, 2009.  The decision to change its principal independent registered public accounting firm has been approved by the Company’s board of directors.

The reports of Mallah on Company’s financial statements for the years ended February 28, 2008 and 2007 contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except with respect to the Company’s ability to continue as a going concern as described therein.   There were no disagreements with Mallah, for the last two fiscal years or the interim through the date of the dismissal on December 30, 2009, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Mallah, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

During the two most recent fiscal years and the interim period through December 29, 2009, neither the Company nor anyone on its behalf consulted RBSM regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K

The Company provided Mallah with a copy of the disclosure contained in this Current Report on Form 8-K/A prior to the date of filing and requested that Mallah furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements by the Company herein and, if not, stating the respects in which it does not agree. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

16.1           Letter from Mallah dated January 6, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHOTOVOLTAIC SOLAR CELLS, INC.

Date: January 8, 2010	By:	/s/ Harvey Judkowitz
Harvey Judkowitz
Chief Executive Officer